UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer

411 East Wisconsin Avenue, Suite 2100

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2025

Date of reporting period: 03/31/2025

Item 1. Report to Stockholders.

(a)

Nicholas Equity Income Fund, Inc. NSEIX

Annual Shareholder Report

March 31, 2025

This annual shareholder report contains important information about Nicholas Equity Income Fund, Inc. (the "Fund") for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.nicholasfunds.com. You can also request this information by contacting us at 1-800-544-6547.

What Were the Portfolio Costs for the Last Year?
(based on a hypothetical $10,000 investment)
Portfolio Name	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Nicholas Equity Income Fund	$71	0.70%
How Did the Fund Perform Last Year and What Affected its Performance?

For the one-year period ended March 31, 2025, the Fund returned 2.88%.

Positioning

The Fund is typically exposed to what we believe are more stable dividend-paying growth companies compared to its benchmark, the Standard & Poor's 500 Index. With this positioning, which we think tends to favor predictability of earnings and cash flow over the absolute level of growth of same, the Fund returns generally lag the Index in strong up markets or narrow breadth environments due to a few large benchmark weights, many of which do not pay dividends, so are excluded from consideration by the Fund. This was the case over the last fiscal year.

Performance

The Fund posted a positive return during the period, while underperforming relative to its benchmark. Overall equity market returns were positive due to reasonably strong earnings growth, a stable employment picture and the anticipation of an accommodative Federal Reserve, which eased its Fed Funds Target Rate by 100 basis points over the course of the year. Despite the tariff-induced turmoil in the latter stages of the fiscal year, there were sectors of the market that performed quite well during this period. This included two sectors, Communication Services and Information Technology, where the Fund held smaller weights than its benchmark, resulting in a negative impact to relative performance over the fiscal year.

What factors influenced performance?

The fiscal year was marked by relatively strong equity performance. With the Fed reducing short-term interest rates during the fiscal year, two of the most interest rate-sensitive sectors, financials and utilities, led performance within the S&P 500 Index, up 20.18% and 23.87%, respectively. The Fund benefitted from its utilities exposure for the year. The Fund did face a performance headwind from the strength of the so-called "Magnificent 7" stocks, many of which do not offer dividend-paying policies or yields that the Fund finds attractive, leading to an underweight exposure relative to the benchmark in all these names

Top Contributors:

The largest contributors to the Fund's performance were positive stock selection within the health care sector and overweight position within the utilities sector.

Individual name contributors (portfolio contribution to return basis):

  JPMorgan Chase & Co. (JPM)

  Philip Morris International (PM)

  CMS Energy Corporation (CMS)

Top Detractors:

Negative security selection within the consumer staples and industrials sectors detracted from the Fund's performance.

Individual name detractors (portfolio contribution to return basis):

  Microchip Technology Inc. (MCHP)

  Target Corporation (TGT)

  Merck & Co. (MRK)

Investment approaches cycle in and out of favor, and a focus on quality dividend-paying businesses with sustainable competitive advantages while remaining cognizant of valuations has been out of favor since the market bottom of October 2022 as volatility, until very recently, has been limited. The investment team remains focused on owning what we believe are high-quality dividend-paying companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets, operated by responsible management teams, and that are trading at reasonable valuations.

Comparison of a Change in Value of a $10,000 Investment
As of March 31, 2025

The following graph compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period. The comparison is shown for illustrative purposes only.

The Standard & Poor's (S&P) 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Average Annual Total Returns
As of March 31, 2025
	1 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc.	2.88%	13.88%	8.17%
Standard & Poor's 500 Index	8.25%	18.59%	12.50%

The performance data quoted represents past performance and are no guarantee of future performance.

The investment return and principal value of the an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.

Key Fund Statistics
As of March 31, 2025
Net Assets	$449,842,169
Number of Portfolio Holdings	59
Portfolio Turnover Rate	28.42%
Total Advisory Fees Paid	$2,865,648

Top Ten Equity Holdings
As of March 31, 2025
Name	Percentage of Net Assets
Microsoft Corporation	3.17%
Chevron Corporation	2.97%
CMS Energy Corporation	2.79%
Abbott Laboratories	2.71%
AstraZeneca PLC Sponsored ADR	2.50%
TJX Companies Inc	2.41%
Analog Devices, Inc.	2.37%
Charles Schwab Corp	2.37%
JPMorgan Chase & Co.	2.22%
International Business Machines Corporation	2.13%
Total of top ten	25.64%
Sector Diversification (As a Percentage of Total Investments)
As of March 31, 2025
Where can I find additional information about the Fund?

Additional information is available on the Fund's website, www.nicholasfunds.com/FundMaterials, including its:

  prospectus

  financial information

  proxy voting information

Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those of other members of your household, please call the Fund at 1-800-544-6547.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,362 in 2025 and $31,680 in 2024.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,520 in 2025 and $6,330 in 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $22,330 in 2024 and $21,680 in 2023. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2024 and 10/31/2023, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   N/A

(c)   N/A

(d)   N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the financial statements and financial highlights for open-end management investment companies under Item 7 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIAL STATEMENTS
AND OTHER INFORMATION
March 31, 2025

NICHOLAS
EQUITY INCOME FUND, INC.

CONSISTENCY *in a* WORLD *of* CHANGE

WWW.NICHOLASFUNDS.COM

Financial Highlights (NSEIX) For a share outstanding throughout each period

	Years Ended March 31,
	2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF PERIOD	$21.94	$19.84	$21.57	$21.75	$15.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (1)	.41	.44	.40	.36	.36
Net gain (loss) on securities (realized and unrealized)	.20	2.54	(1.35)	2.02	7.23
Total from investment operations	.61	2.98	(.95)	2.38	7.59

LESS DISTRIBUTIONS
From net investment income	(.41)	(.45)	(.38)	(.36)	(.29)
From net capital gain	(.46)	(.43)	(.40)	(2.20)	(.69)
Total distributions	(.87)	(.88)	(.78)	(2.56)	(.98)

NET ASSET VALUE, END OF PERIOD	$21.68	$21.94	$19.84	$21.57	$21.75

TOTAL RETURN	2.88%	15.68%	(4.31)%	11.23%	51.18%

SUPPLEMENTAL DATA
Net assets, end of period (millions)	$449.8	$473.7	$442.0	$487.4	$459.6
Ratio of expenses to average net assets	.70%	.70%	.70%	.70%	.72%
Ratio of net investment income to average net assets	1.88%	2.22%	2.00%	1.65%	1.92%
Portfolio turnover rate	28.42%	11.98%	18.75%	18.11%	33.58%

(1)	Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Schedule of Investments March 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 97.10%
	Communication Services - Media & Entertainment — 1.68%
204,234	Comcast Corporation Class A	$7,536,235

	Consumer Discretionary - Consumer Discretionary Distribution & Retail — 5.26%
20,300	Home Depot, Inc.	7,439,747
88,930	TJX Companies Inc	10,831,674
97,372	Tractor Supply Company	5,365,197
		23,636,618
	Consumer Discretionary - Consumer Durables & Apparel — 1.05%
74,062	NIKE, Inc.	4,701,456

	Consumer Staples - Consumer Staples Distribution & Retail — 1.43%
61,732	Target Corporation	6,442,352

	Consumer Staples - Food, Beverage & Tobacco — 3.61%
99,242	Coca-Cola Company	7,107,712
88,409	Mondelez International, Inc. Class A	5,998,551
19,680	Philip Morris International Inc.	3,123,806
		16,230,069
	Consumer Staples - Household & Personal Products — 3.58%
46,550	Procter & Gamble Company	7,933,051
137,325	Unilever PLC Sponsored ADR	8,177,704
		16,110,755
	Energy - Energy — 5.96%
79,795	Chevron Corporation	13,348,906
70,843	ConocoPhillips	7,439,932
119,100	Enterprise Products Partners L.P.	4,066,074
32,480	Williams Companies, Inc.	1,941,005
		26,795,917

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) March 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 97.10% (continued)
	Financials - Banks — 6.13%
40,625	JPMorgan Chase & Co.	$9,965,312
52,800	PNC Financial Services Group, Inc.	9,280,656
197,405	U.S. Bancorp	8,334,439
		27,580,407
	Financials - Financial Services — 8.12%
8,444	BlackRock, Inc.	7,992,077
136,345	Charles Schwab Corp	10,673,087
38,282	Cohen & Steers, Inc.	3,072,130
104,175	Nasdaq, Inc.	7,902,715
49,500	Raymond James Financial, Inc.	6,876,045
		36,516,054
	Financials - Insurance — 2.06%
30,620	Chubb Limited	9,246,934

	Health Care - Health Care Equipment & Services — 8.36%
92,048	Abbott Laboratories	12,210,167
103,150	Medtronic Plc	9,269,059
40,946	Quest Diagnostics Incorporated	6,928,063
17,544	UnitedHealth Group Incorporated	9,188,670
		37,595,959
	Health Care - Pharmaceuticals, Biotechnology & Life Sciences — 10.69%
44,219	AbbVie, Inc.	9,264,765
153,015	AstraZeneca PLC Sponsored ADR	11,246,602
49,460	Johnson & Johnson	8,202,446
59,752	Merck & Co., Inc.	5,363,340
256,900	Pfizer Inc.	6,509,846
135,600	Sanofi Sponsored ADR	7,520,376
		48,107,375
	Industrials - Capital Goods — 7.84%
97,931	A. O. Smith Corporation	6,400,770
5,413	Eaton Corp. Plc	1,471,416
19,975	Illinois Tool Works Inc.	4,954,000
27,642	L3Harris Technologies Inc	5,785,747

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) March 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 97.10% (continued)
	Industrials - Capital Goods — 7.84% (continued)
33,260	Lincoln Electric Holdings, Inc.	$6,291,462
17,844	Rockwell Automation, Inc.	4,610,533
11,340	Watsco, Inc.	5,764,122
		35,278,050
	Industrials - Commercial & Professional Services — 1.25%
53,861	Booz Allen Hamilton Holding Corporation	5,632,783

	Industrials - Transportation — 1.59%
30,287	Union Pacific Corporation	7,155,001

	Information Technology - Semiconductors & Semiconductor Equipment — 6.04%
52,930	Analog Devices, Inc.	10,674,393
52,612	Broadcom Inc.	8,808,827
159,137	Microchip Technology Incorporated	7,703,822
		27,187,042
	Information Technology - Software & Services — 8.26%
15,885	Accenture plc	4,956,755
38,621	International Business Machines Corporation	9,603,498
38,047	Microsoft Corporation	14,282,463
59,547	Oracle Corporation	8,325,266
		37,167,982
	Information Technology - Technology Hardware & Equipment — 1.22%
89,095	Cisco Systems, Inc.	5,498,052

	Materials - Materials — 2.98%
23,829	Air Products and Chemicals, Inc.	7,027,649
85,500	DuPont de Nemours, Inc.	6,385,140
		13,412,789
	Real Estate - Equity Real Estate Investment Trusts (REITs) — 4.61%
40,847	Alexandria Real Estate Equities, Inc.	3,778,756
37,635	American Tower Corporation	8,189,376
10,750	Equinix, Inc.	8,765,013
		20,733,145

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) March 31, 2025

Shares or Principal Amount		Value
COMMON STOCKS — 97.10% (continued)
	Utilities - Utilities — 5.38%
167,120	CMS Energy Corporation	$12,552,383
103,610	NextEra Energy, Inc.	7,344,913
39,650	WEC Energy Group Inc	4,321,057
		24,218,353

	TOTAL COMMON STOCKS (cost $305,544,069)	436,783,328

SHORT-TERM INVESTMENTS — 2.85%
	Money Market Deposit Account — 1.52%
$6,847,131	U.S. Bank Money Market, 4.20%	6,847,131

	Money Market Fund — 1.33%
6,000,000	Morgan Stanley Institutional Liquidity Funds Government Portfolio (Institutional Class), 7-day net yield, 4.271%	6,000,000

	TOTAL SHORT-TERM INVESTMENTS (cost $12,847,131)	12,847,131
	TOTAL INVESTMENTS (cost $318,391,200) — 99.95%	449,630,459
	OTHER ASSETS, NET OF LIABILITIES — 0.05%	211,710
	TOTAL NET ASSETS (basis of percentages disclosed above) — 100%	$449,842,169

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities March 31, 2025

ASSETS
Investments in securities at value (cost $318,391,200)	$449,630,459
Receivables
Dividend and interest	554,378
Capital stock subscription	20,916
Total receivables	575,294
Other	10,122
Total assets	450,215,875

LIABILITIES
Payables
Due to adviser
Management fee	237,201
Accounting and administration fee	6,406
Total due to adviser	243,607
Capital stock redemption	80,180
Other payable and accrued expense	49,919
Total liabilities	373,706
Total net assets	$449,842,169

NET ASSETS CONSIST OF
Paid in capital	$304,564,303
Accumulated distributable earnings	145,277,866
Total net assets	$449,842,169

NET ASSET VALUE PER SHARE ($.0001 par value, 250,000,000 shares authorized), offering price and redemption price (20,750,021 shares outstanding)	$21.68

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations For the year ended March 31, 2025

INCOME
Dividend (net of foreign taxes of $51,757)	$10,993,200
Interest	1,094,652
Total income	12,087,852

EXPENSES
Management fee	2,865,648
Transfer agent fees	78,196
Administration services	77,430
Accounting & pricing services	54,352
Registration fees	42,310
Audit and tax fees	41,500
Custodian fees	23,659
Directors’ fees	23,130
Insurance	18,043
Legal fees	12,383
Printing	12,166
Postage and mailing	7,431
Other operating expenses	11,595
Total expenses	3,267,843
Net investment income	8,820,009

NET REALIZED GAIN ON INVESTMENTS	18,248,575

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS	(13,519,052)
Net realized and unrealized gain (loss) on investments	4,729,523
Net increase (decrease) in net assets resulting from operations	$13,549,532

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets For the years ended March 31, 2025 and 2024

	Year Ended 3/31/2025	Year Ended 3/31/2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,820,009	$9,778,290
Net realized gain on investments	18,248,575	8,021,159
Change in net unrealized appreciation/depreciation on investments	(13,519,052)	47,477,423
Net increase (decrease) in net assets resulting from operations	13,549,532	65,276,872

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations	(18,680,087)	(19,498,942)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (470,978 and 1,058,011 shares, respectively)	10,254,929	20,792,088
Reinvestment of distributions (597,603 and 775,290 shares, respectively)	12,824,318	14,944,269
Cost of shares redeemed (1,912,855 and 2,520,264 shares, respectively)	(41,826,656)	(49,815,961)
Change in net assets derived from capital share transactions	(18,747,409)	(14,079,604)
Total increase (decrease) in net assets	(23,877,964)	31,698,326

NET ASSETS
Beginning of period	473,720,133	442,021,807
End of period	$449,842,169	$473,720,133

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements March 31, 2025

(1)	Summary of Significant Accounting Policies —

Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a)

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the period. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical investments

Notes to Financial Statements (continued) March 31, 2025

Level 2 -

other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 –
Common Stocks(1)	$436,783,328
Money Market Deposit Account	6,847,131
Money Market Fund	6,000,000
Level 2 –
None	—
Level 3 –
None	—
Total	$449,630,459

(1)	See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c)

Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d)

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued) March 31, 2025

(e)

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At March 31, 2025, reclassifications were recorded to decrease undistributed ordinary income by $345,881, decrease accumulated undistributed net realized capital gains by $356,654, and increase paid in capital by $702,535.

The tax character of distributions paid during the years ended March 31, 2025 and 2024 was as follows:

	03/31/2025	03/31/2024
Distributions paid from:
Ordinary income	$8,737,323	$10,016,329
Long-term capital gain	9,942,764	9,482,613
Total distributions paid	$18,680,087	$19,498,942

As of March 31, 2025, investment cost for federal tax purposes was $317,156,000 and the tax basis components of net assets were as follows:

Unrealized appreciation	$143,146,235
Unrealized depreciation	(10,671,776)
Net unrealized appreciation	132,474,459
Undistributed ordinary income	2,090,653
Accumulated undistributed net realized capital gains	15,522,989
Other temporary differences	(4,810,235)
Paid in capital	304,564,303
Net assets	$449,842,169

The differences between U.S. GAAP financial statement and tax-basis cost is attributable primarily to the Fund’s holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2025. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended March 31, 2025. At March 31, 2025, the fiscal years 2022 through 2025 remain open to examination in the Fund’s major tax jurisdictions.

(f)	The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment

Notes to Financial Statements (continued) March 31, 2025

companies in the Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services - Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g)

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h)

In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of March 31, 2025. On February 10, 2025, the Board of Directors approved a change in the fiscal year end after the completion of the March 31, 2025 year end for the Fund from March 31st to October 31st. Other than this event, there have been no material subsequent events since March 31, 2025 that would require adjustment to or additional disclosure in these financial statements.

(2)	Related Parties —

(a)	Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administration services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b)	Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $6,333 for the period ended March 31, 2025 for legal services rendered by this law firm.

Notes to Financial Statements (continued) March 31, 2025

(3)	Investment Transactions —

For the period ended March 31, 2025, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $127,172,406 and $136,609,112, respectively.

(4)	Operating Segments —

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management committee of the Fund’s adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers. The financial information in the form of the Fund’s portfolio investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Nicholas Equity Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Equity Income Fund, Inc. (the “Fund”), including the schedule of investments, as of March 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Milwaukee, Wisconsin
May 29, 2025

We have served as the auditor of one or more Nicholas investment companies since 1977.

Approval of Investment Advisory Contract (unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated September 30, 2024.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Nicholas Funds Services Offered (unaudited)

●	IRAs

●	Traditional	●	SIMPLE
●	Roth	●	SEP

●	Coverdell Education Savings Accounts

●	Automatic Investment Plan

●	Direct Deposit of Dividend and Capital Gain Distributions

●	Systematic Withdrawal Plan

●	Monthly Automatic Exchange between Funds

●	Telephone Purchase and Redemption

●	Telephone Exchange

●	24-hour Automated Account Information (800-544-6547)

●	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds.

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

PAUL J. KNYCH, Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

Milwaukee, Wisconsin

www.nicholasfunds.com

414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Distributor

QUASAR DISTRIBUTORS, LLC

Portland, Maine

Custodian

U.S. BANK N.A.

Milwaukee, Wisconsin

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectus contain this and other important information about the investment company, and they may be obtained by calling 1-800-544-6547 or visiting www.nicholasfunds.com. Please read the prospectus carefully before investing.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There have been no such changes in or disagreements with accountants as contemplated by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for this reporting period.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers, and others is disclosed in the Statement of Operations included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The basis for approval of the investment advisory contract is included under Item 7.(a) Financial Statements and Financial Highlights for Open-End Management Investment Companies of this Report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable to this filing.

Item 19. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Not applicable to this filing.

(a)(3) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(4) Not applicable to this filing.

(a)(5) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer

Date:	May 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David O. Nicholas
Name:	David O. Nicholas
Title:	Principal Executive Officer
Date:	May 27, 2025

By:	/s/ Jennifer R. Kloehn
Name:	Jennifer R. Kloehn
Title:	Principal Financial Officer
Date:	May 27, 2025